SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported):
                                 April 30, 2001




                              WACHOVIA CORPORATION
             (Exact name of registrant as specified in its charter)




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
              NORTH CAROLINA                       No. 1-9021                        No. 56-1473727
      (State or other jurisdiction of       (Commission File Number)                  (IRS Employer
              incorporation)                                                       Identification No.)

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                 100 North Main Street, Winston-Salem, NC 27101
                   191 Peachtree Street NE, Atlanta, GA 30303
                    (Address of principal executive offices)




               Registrant's telephone number, including area code:
                           Winston-Salem 336-770-5000
                              Atlanta 404-332-5000



                                 Not applicable
          (Former name or former address, if changed since last report)



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Items 1 - 4.      Not Applicable

Item 5.           Not Applicable

Item 6.           Not Applicable

Item 7.           Exhibits.

                  99.1 Press release titled "Wachovia to Resume Stock Repurchases" issued by Wachovia Corporation on April 30, 2001.

Item 8.           Not Applicable

Item 9.           Regulation FD Disclosure

                  On April 30, 2001, Wachovia Corporation announced its intent to resume repurchases of its outstanding common stock under existing authorizations by its Board of Directors.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              WACHOVIA CORPORATION


                              By: /s/ Robert S. McCoy, Jr.
                              Name: Robert S. McCoy, Jr.
                              Title: Vice Chairman and Chief Financial Officer

Date: April 30, 2001